EXHIBIT 10.2
                              ACQUISITION AGREEMENT

Agreement dated as of 3/24/98 between Growth Industries, Inc., a Nevada corporation ("Buyer") on behalf of its shareholders, and Fragrance Express, Inc., a Florida corporation ("Seller") on behalf of its shareholders.

The parties wish to provide for Seller's sale of the Shares to buyer and Buyer's purchase of the Shares from Seller on the terms and conditions of this Agreement.

The parties agree as follows:

1.   The Acquisition.

1.2 Purchase and Sale subject to the terms and conditions of this Agreement, at the Closing to be held as provided in Section 2, Seller shall sell the Shares to Buyer, and Buyer shall purchase the Shares from Seller, free and clear of all Encumbrances.

1.3 Purchase Price. Buyer will cancel 1,200 shares of 10 to 1 convertible preferred stock with 10 to 1 voting rights for all of the outstanding capital stock of Growth. The authorized common stock of the corporation consists of 50,000,000 shares of common and 10,000,000 shares of preferred.

2.  The Closing.

2.1 Place and Time. The closing of the sale and purchase of the Shares (the "Closing") shall take place at the office of Shawn Hackman, Esq. 1600 E. Desert Inn Rd. #102, Las Vegas, NV 89109 no later than the close of business (Las Vegas time) on 2/14/98, or at such other place, date and time as the parties may agree in writing.

2.2  Deliveries by Seller. Seller shall deliver the following to Buyer:

     (A) Within 3 months following the closing Seller shall deliver Certificates
     representing   the  Shares,   duly  endorsed  for  transfer  to  Buyer  and
     accompanied by any applicable stock transfer tax stamps.

     (B) At closing,  the Seller shall deliver,  the documents  contemplated  by
     Section 3.

     (C) At Closing, the Seller shall deliver, all other documents, instruments and writings required by this Agreement to be delivered by Seller at the Closing and any other documents or records relating to growth's business reasonably requested by Buyer in connection with this Agreement.

2.3  Deliveries by Buyer.  At the Closing,  Buyer shall deliver the following to
     Seller:

     (A) The shares as contemplated by section 11.

     (B) The documents contemplated by Section 4.

     (C) All other documents, instruments and writings required by this Agreement to be delivered by Buyer at Closing.

3.   Conditions to Buyer's Obligations.

     The obligations of Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Buyer:

3.1  Representations, Warranties and Agreements.

     (A) The representations and warranties of Seller set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) Seller shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it at or prior to the Closing and (c) Seller shall have received a certificate to that effect signed by an officer of Buyer.

     3.2 Resignations of Director. Resignations have hereby been requested of all directors of Frozen Assetts, Inc. and its Subsidiaries and such directors shall have submitted their resignations or been removed effective as of the Closing Date.

     3.3 The new board will be appointed on closing, and shall consist of such Board members as are appointed by Seller.

4.   Conditions to Seller's Obligations.

The obligations of Seller to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by Seller:

4.1  Representations, Warranties and Agreements.

     (a) The representations and warranties of buyer set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, (b) Buyer shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with but it prior to or at the Closing and (c) Seller shall have received a certificate to that effective signed by an officer of Buyer

5.   Representations and Warranties of Seller.

Seller represents and warrants to Buyer that, to the Knowledge of Seller (which limitation shall not apply to Section 5.3), and except as set forth in the Disclosure Letter:

5.1 Organization of Seller; Authorization. Seller is a corporation duly organized, validly existing and in good standing under the laws of Florida with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Seller and this Agreement constitutes a valid and binding obligation of Seller, enforceable against it in accordance with its terms.

5.2 No Conflict as to Seller. Neither the execution and delivery of this Agreement nor the consummation of the sale of the Shares to buyer will (a) violate any provision of the certificate of incorporation or by-laws of Seller or (b) violate, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any agreement to which Seller is a party or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Seller.

5.3 Ownership of Shares. The delivery of certificates to buyer and the payment to Seller will result in Buyer's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances. There are no outstanding options, rights, conversion rights, agreements or commitments of any kind relating to the issuance, sale or transfer of any Equity Securities or other securities of Growth Industries, Inc.

5.4 Financial Statements. Seller will deliver to buyer: (a) consolidated balance sheets of Growth and its Subsidiaries as of 10/31/97 and statements of profit and loss ended 10/31/97. Such financial statements and notes fairly present the consolidated financial condition and results of operations of Growth, Inc., and its Subsidiaries as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted United States accounting principals consistently applied throughout the periods involved, except as set forth in the notes thereto, except, in the case of the Balance Sheet and the accompanying statements, for audit adjustments and the absence of footnotes. Audited statements shall be provided f to purchase within 45 days of the signing of this agreement.

5.5 Title to Properties. Either Growth Industries, Inc., or on of its Subsidiaries owns all the material properties and assets that they purport to own (real, personal and mixed, tangible and intangible), including, without limitation, all the material properties and assets reflected in the Balance Sheet (except for property sold since the date of the Balance Sheet in the ordinary course of business or leased under capitalized leases), and all the material properties and assets purchased or otherwise acquired by Growth, Inc., or any of its Subsidiaries since the date of the Balance Sheet.

5.6 Buildings, Plants and Equipment. The buildings, plants, structures and material items of equipment and other personal property owned or leased by Growth, Inc., or its Subsidiaries are, in all respects material to the business or financial condition of Growth Industries, Inc., and its Subsidiaries, taken as a whole, in good operating condition and repair (ordinary wear and tear excepted) and are adequate in all such respects for the purposes for which they are being used.

5.7 Litigation. There is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving Growth Industries, Inc., or any of its Subsidiaries which is likely to have a material adverse effect on the business or financial condition of Frozen Assets, Inc., and its Subsidiaries, taken as whole, or which would require a payment by Frozen Assetts, Inc., or its subsidiaries in excess of $2000 in the aggregate or which questions or challenges the validity of this Agreement. Neither Growth Industries, Inc., nor any or its Subsidiaries is subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of Frozen Assetts, Inc., and its Subsidiaries, taken as a whole, or which would require a payment by Frozen Assetts, Inc. or its subsidiaries in excess of $2000 in the aggregate.

5.8 Absence of Certain Changes. Since the date of the Balance Sheet, neither Growth Industries, Inc., nor any of its Subsidiaries has:

     (a) suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance) which is materially adverse to the business or financial condition of Growth Industries, Inc., and its Subsidiaries, taken as a whole, or made any disposition of any of its material properties or assets other than in the ordinary course of business;

     (b) made any change or amendment in its certificate of incorporation or by-laws, or other governing instruments;

     (c) issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

     (d) borrowed any funds (other than from Seller or Frozen Assetts, Inc., or one of its Subsidiaries) or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

     (e) paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in the ordinary course of business;

     (f) prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

     (g) cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

     (h) made any capital expenditures or additions to property, plant or equipment or acquired any other property or assets (other than raw materials and supplies) at a cost in excess of $2000 in the aggregate;

     (i) written off or been required to write off any notes or accounts receivable in an aggregate amount in excess of $2000;

     (j) other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of Grown Industries, Inc., and its subsidiaries taken as a whole.

5.9 No Material Adverse Change. Since the date of the Balance Sheet, there has not been any material adverse change in the business or financial condition of Growth Industries, Inc., and its Subsidiaries taken as a whole, other than changes resulting from economic conditions prevailing in the United States.

5.10 Brokers or Finders. Seller has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to Buyer.

5.11 Transactions with Directors and Officers. Growth Industries, Inc., and its Subsidiaries do not engage in business with any Person (other than Seller) in which any of Growth's directors or officer has a material equity interest. No director or officer of Growth owns any property, asset or right which is material to the business of Growth and its Subsidiaries, taken as a whole.

5.12 Borrowing and Guarantees. Except for advances from Buyer, Growth Industries, Inc., and its Subsidiaries (a) do not have any indebtedness for borrowed money, (b) are not lending or committed to lend any money (except for advances to employees in the ordinary course of business), and (c) are not guarantors or sureties with respect to the obligations of any Person.

6.   Representations and Warranties of Buyer.

     Buyer represents and warrants to Seller as follows:

6.1 Organization of Buyer; Authorization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Buyer and this Agreement constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

6.2 Conflict as to Buyer. Neither the execution and delivery of this Agreement nor the performance of Buyer's obligations hereunder will (a) violate any provision of the certificate of incorporation or by-laws of Buyer, (b) violate, be in conflict with, or constitute a default (or an event which, with notice of lapse of time or both, would constitute a default) under any agreement or commitment to which Buyer is party or (c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to Buyer.

6.3 Brokers or Finders. Buyer has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the transactions contemplated hereby.

6.4 Purchase for Investment. Buyer is purchasing the shares solely for its own account for the purpose of investment and not with a view to, or for sale in connection with, any distribution of any portion thereof in violation of any applicable securities law.

6.5 Assets and Liabilities. Buyer hereby represents that is has no assets nor any liabilities.

7.   Access and Reporting; Filings With Governmental Authorities.

7.1 Access. Between the date of this Agreement and the Closing Date, Seller shall, and shall cause Growth Industries, Inc., to, (a) give Buyer and its authorized representatives reasonable access to all plants, offices, warehouse and other facilities and properties of Growth Industries, Inc., and its Subsidiaries and to the books and records of Growth Industries, Inc., and its Subsidiaries, (b) permit Buyer to make inspections thereof, and(c) cause its officers and its advisors to furnish Buyer with such financial and operating data and other information with respect to the business and properties of Growth Industries, Inc., and its Subsidiaries and to discuss with Buyer and its authorized representatives the affairs of Growth Industries, Inc., and its Subsidiaries, all as Buyer may from time to time reasonably request.

7.2 Exclusivity. From the date hereof until the earlier of the Closing or the termination of this Agreement, Seller shall not solicit or negotiate or enter into any agreement with any other Person with respect to or in furtherance of any proposal for a merger or business combination involving, or acquisition of any interest in, or (except in the ordinary course of business) sale of assets by,. Phoenix, except for the acquisition of the Shares by Buyer.

7.3 Publicity. Between the date of this Agreement and the Closing Date, Seller and Buyer shall, and Seller and Buyer shall cause Frozen Assetts, Inc., to, discuss and coordinate with respect to any public filing or announcement or any internal or private announcement (including any general announcement to employees) concerning the contemplated transaction.

7.4 Confidentiality. Prior to the Closing Date (or at any time if the Closing does not occur) Buyer shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with the transactions contemplated hereby) all non-public information obtained by Buyer pursuant to Section 7.1. Following the Closing, Seller shall keep confidential and not disclose to any Person (other than its employees, attorneys, accountants and advisors) or use (except in connection with preparing Tax Returns and conducting proceeds relating to Taxes) any nonpublic information relating to Frozen Assetts, Inc., and its Subsidiaries. This Section 7.7 shall not be violated by disclosure pursuant to court order or as otherwise required by law, on condition that notice of the requirement for such disclosure is given the other party prior to making any disclosure and the party subject to such requirement cooperates as the other may reasonably request in resisting it. If the Closing does not occur, Buyer shall return to Seller, or destroy, all information it shall have received from Seller or Growth Industries, Inc., in connection with this Agreement and the transactions contemplated hereby, together with any copies or summari3es thereof or extracts therefrom. Seller and Buyer shall use their best efforts to cause their respective representatives, employees, attorneys, accountants and advisors to whom information is disclosed pursuant to Sections 7.1 and 7.6 to comply with the provisions of this Section 7.7

8. Conduct of Fragrance Express, Inc. Prior to Closing.

8.1 Operation in Ordinary Course. Between the date of this Agreement and the Closing Date, Seller shall cause Growth Industries, Inc., and its Subsidiaries to conduct their businesses in all material respects in the ordinary course.

8.2 Business Organization. Between the date of this Agreement and the Closing Date, Seller shall use its reasonable efforts, and shall cause Growth Industries, Inc., and each of its Subsidiaries to use its respective reasonable efforts, to (a) preserve substantially intact the business organizations of Growth Industries, Inc., and each of its Subsidiaries and keep available the services of the present officers and employees of Growth Industries, Inc., and each of its Subsidiaries, and (b) preserve in all material respects the present business relationships and good will of Growth Industries, Inc., and each of its Subsidiaries.

8.3 Corporate Organization. Between the date of this Agreement and the Closing Date, Seller shall not cause or permit any amendment of the certificate of incorporation or by-laws (or other governing instrument) of Growth Industries, Inc., or any of its Subsidiaries, and shall cause Growth Industries, Inc., and each of its Subsidiaries not to:

     (a) issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities.;

     (b) sell or otherwise dispose of any Equity Securities of Growth Industries, Inc., or any of its Subsidiaries, or create or suffer to be created any Encumbrance thereon, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the sale or disposition of any Equity Securities of Growth Industries, Inc., or any of its Subsidiaries;

     (c)  reclassify, split up or otherwise change any of its Equity Securities;

     (d)  be party to any merger, consolidation or other business combination;

     (e) sell, lease, license or otherwise dispose of any of its properties or assets (including, but not limited to rights with respect to patents and registered trademarks and copyrights or other proprietary rights), in an amount which is material to the business or financial condition of Growth Industries, Inc., and its Subsidiaries, taken as a whole, except in the ordinary course of business.

8.4  Other  Restrictions.  Between  the date of this  Agreement  and the Closing
     Date, Seller shall cause Growth Industries, Inc., and each of its Subsidiaries not to:

     (a) borrow any funds or otherwise become subject to, whether directly or by way of guarantee or otherwise, any indebtedness for borrowed money other than borrowings from Seller, Frozen Assetts, Inc., or another of its Subsidiaries;

     (b) create any material Encumbrance on any of its material properties or assets;

     (c) except in the ordinary course of business, increase in any manner the compensation of any director or officer or increase in any manner the compensation of any class or employees;

     (d) make any capital expenditure or acquire any property or assets (other than raw materials and supplies) for a cost in excess of $2000 in any one case or $5000 in the aggregate;

     (e) enter into any agreement that materially restricts Growth Industries, Inc., or any of its Subsidiaries form carrying on its business;

     (f) pay, discharge or satisfy any material claim, liability or obligation, absolute, accrued, contingent or otherwise, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities or obligations reflected in the Balance Sheet or incurred in the ordinary course of business and consistent with past practice since the date of the Balance Sheet; or

     (g)  cancel any material debts or waive any material claims or rights.

9.   Survival of Representations and Warranties; Indemnification.

9.1 Survival. No representation or warranty contained in this Agreement or in any certificate or document delivered pursuant hereto shall survive the Closing, except for those contained in Sections 5.1, 5.2, 5.3(only as to Seller), 5.10, 6.1, 6.2, 6.3, 6.4, 6.5 (the "Surviving Representations and Warranties").

9.2 Indemnification by Seller. Seller shall indemnify and hold harmless Buyer and Frozen Assetts, Inc., and shall reimburse Buyer and Frozen Assetts, Inc., for, any loss, liability, damage or expense (including reasonable attorneys fees) (collectively, "Damages") arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and Warranties of Seller in this Agreement or (b) any failure by Seller to perform or comply with any agreement in this Agreement.

9.3 Indemnification by Buyer. Buyer shall indemnify and hold harmless Seller, and shall reimburse Seller for, any Damages arising from or in connection with (a) any inaccuracy in any of the Surviving Representations and

     Warranties of Buyer in this Agreement, (b) any failure by Buyer to perform or comply with any agreement in this Agreement, except that after the Closing no claim shall be made with respect to the failure to perform or comply with any agreement required to have been performed or complied with prior to the Closing Date, (c) any claims arising from the conduct of the business of Growth Industries, Inc., and the Subsidiaries after the Closing and (d) any payments made by Seller after the Closing pursuant to any guaranty by Seller or any obligation of Frozen Assetts, Inc., or any of its Subsidiaries (other than as contemplated by Section 2.4). Buyer shall use its best efforts to obtain Seller's release from any such guaranties.

10.   Termination.

10.1 Termination. This Agreement may be terminated before the Closing occurs only as follows:

     (a)  By written agreement of Seller and Buyer at any time.

     (b) By Seller, by notice to Buyer at any time, if one or more of the conditions specified in Section 4 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1) would otherwise occur or if satisfaction of such a condition is or becomes impossible.

     (c) By Buyer, by notice to Seller at any time, if one or more of the conditions specified in Section 3 is not satisfied at the time at which the Closing (as it may be deferred pursuant to Section 2.1), would otherwise occur of if satisfaction of such a condition is or becomes impossible.

     (d)  By Buyer or Seller, by notice to the other at any time after 4/30/98.

10.2 Effect of Termination. If this Agreement is terminated pursuant to Section 12.2, this Agreement shall terminate without any liability or further obligation of any party to another.,

11.  Notices.

All notices, consents, assignments and other communications under this Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopies (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or
(c) received by the delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other parties).

(a) If to Buyer                         (b) If to Seller:
    c/o Shawn F. Hackman, Esq.              Fragrance Express, Inc.
    1600 E. Desert Inn Rd. #102             3350 Gateway Blvd.
    Las Vegas, NV 89109                     Pompano Beach, FL 330
    Telephone: 702-732-2253                 Telephone: 954-974-8540
    Attention: Shawn F. Hackman             Attention: Robert A. Bartell

12.   Miscellaneous.

12.1 Expenses.   Each  party  shall  bear  its  own  expenses  incident  to  the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

12.2 Captions. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

12.3 No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considere3d a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

12.4 Exclusive Agreement; Amendment. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated orally.

12.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

12.6 Governing Law. This Agreement and (unless otherwise provided) all amendments hereof and waiver and consents hereunder shall be governed by the internal law of the State of Nevada, without regard to the conflicts of law principles thereof.

12.7 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, provided that neither party may assign its rights hereunder without the consent of the other except that Buyer may assign its rights (but not its obligations) under this Agreement to its wholly-owned Subsidiary without the consent of Seller, provided that, after the Closing, no consent of Seller shall be needed in connection with any merger or consolidation of Buyer with or into another entity.

                  Growth Industries, Inc.
                   /s/ Douglas Ansell
                  -------------------------------
                  By Douglas Ansell-Secretary


                  Fragrance Express, Inc.
                  /s/ Robert M. Barttell
                  -------------------------------